Annual Report

Growth
Stock
Fund

December 31, 2002


LOGO:  T. Rowe Price(registered trademark) (registered trademark)


REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
Growth Stock Fund


o The stock market fell for a third straight year despite a strong fourth-quarter rally.

o The fund's return was negative for the last six months, but better than the Lipper benchmark and the S&P 500 Stock Index.

o The fund added a number of new holdings as the market's gyrations offered many purchase and sales opportunities.

o We believe the economy will continue to improve and do not intend to alter our stock-selection process or our focus on growth companies.


REPORTS ON THE WEB

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reports and prospectuses online rather than through the mail. Log on to your account at www.troweprice.com for more information.



Fellow Shareholders

The year just past was one of the most difficult that I have experienced as an investment manager. Despite the much anticipated fourth-quarter rally, stocks endured a third consecutive annual loss, their worst performance since the 1939-1941 bear market.

Throughout the year, investors suffered through mixed economic signals, geopolitical tensions, and crises in Argentina and Venezuela. But the event that rocked investor confidence most was the loss of faith in strong corporate leaders and their companies. The collapse of Enron near the end of 2001 gave way to the unthinkable as WorldCom crumbled amid a multi-billion dollar accounting fraud. For a while, it seemed that each week brought a new scandal, forcing the corporate world to reexamine its practices and define a new set of principles.


Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 12/31/02                            6 Months            12 Months
--------------------------------------------------------------------------------
Growth Stock Fund                                   -8.14%              -23.00%

Growth Stock Fund-Advisor Class                      -8.20               -23.16

S&P 500 Stock Index                                 -10.30               -22.10

Lipper Large-Cap
Growth Funds Index                                  -12.38               -28.11


For the year, the fund returned -23.00%, which was well ahead of the Lipper Large-Cap Growth Funds Index, but slightly trailed the broad-based S&P 500 Stock Index's -22.10% result. While returns for the year were disappointing, we outperformed the benchmarks during the second half. Returns for the Advisor Class were marginally lower because of slightly higher expenses. The R Class was introduced on September 30, and posted a three-month gain that modestly trailed the S&P 500 and exceeded the Lipper peer group.


Performance Comparison
--------------------------------------------------------------------------------
                                                                Since
                                                            Inception
Period Ended 12/31/02                                         9/30/02
--------------------------------------------------------------------------------
Growth Stock Fund-R Class                                        8.14%

S&P 500 Stock Index                                              8.44

Lipper Large-Cap
Growth Funds Index                                               4.34


Except for the fourth quarter, the short-term results have been rough for investors, but we are pleased to have provided our long-time shareholders with solid returns. As seen in the table on the next page, our 3-, 5-, and 10-year returns outpaced both the S&P 500 and the Lipper Large-Cap Growth Funds Index for all time periods.


Annualized Returns
--------------------------------------------------------------------------------
Periods Ended 12/31/02            3 Years          5 Years             10 Years
--------------------------------------------------------------------------------
Growth Stock Fund                 -11.36%             1.63%                9.81%

S&P 500 Stock Index               -14.55             -0.59                 9.34

Lipper Large-Cap
Growth Funds Index                -23.96             -4.16                 6.30


MARKET ENVIRONMENT

Despite the end of the recession and better economic news, investors fled the equity markets for the relative safety of bonds as companies and stock prices fell substantially in the second and third quarters. As often happens toward the end of a bear market, the premium paid for strong growth companies disappears. Like a siege on a fortress, the weak spots crumble first, but eventually the strong succumb to the pressure. All that is left is a pile of broken rocks that all look the same to the naked eye-and equally worthless.

However, we hope that we can provide value to our shareholders in this difficult time by distinguishing the granite from the limestone. When the price of both is the same, we buy granite to build a better fortress for tomorrow. Metaphor aside, we analyze each company to see if it has the foundation to be a growth company. Is the leadership still strong and trusted? Is the firm deploying its resources to meet the next wave of demand? Is it still positioned to compete? When we review our 25 largest holdings, we believe that they do, in fact, possess these characteristics and we are building a better portfolio for tomorrow.

INVESTMENT REVIEW

Unfortunately, 2002 was a bad year for the fund. While our returns were respectable versus other growth managers, we were extremely unhappy with the performance of several of our large holdings. As we discussed in the last report, Tyco International was a poor investment. Wyeth's leadership executed very poorly in 2002, as did Home Depot's new management. Our belief in the integrity of AOL Time Warner's management proved to be unwarranted. While we feel time and corrective actions should improve these situations, these managements' mistakes will not be soon forgotten.


Pie Graph:  Sector Diversification
--------------------------------------------------------------------------------
Telecommunication Services                                          2%
Consumer                                                           26%
Financials                                                         21%
Health Care                                                        20%
Industrials and Business Services                                  13%
Information Technology                                             12%
Reserves                                                            3%
Energy and Utilities                                                3%

On the positive side, our sector positioning was strong in 2002. Our expectation of the economic recovery was more conservative than most, and our belief in the strong performance of health care service companies was accurate. We also correctly anticipated the improvement in the U.S. advertising business, which occurred midyear.

Throughout the year, we remained positive on our health care service stocks, which paid off as UnitedHealth Group and WellPoint Health Networks were the top contributors to 12-month performance. More recently though, as the market rallied, investors rotated out of these defensive names into technology and telecom stocks. As health care stocks trended lower, we added to the industry leaders in this sector at more attractive valuations. Pharmaceuticals were mixed for the year; Pfizer and Wyeth were significant second-half detractors. Baxter International was also a detractor due to supply issues surrounding its treatment for hemophiliacs. However, as pricing improves on this product, we believe that the stock has significant upside potential.


Portfolio Characteristics
--------------------------------------------------------------------------------
                                              Growth Stock
                                                  Domestic
As of 12/31/02                                   Portfolio              S&P 500
--------------------------------------------------------------------------------
Earnings Growth Rate
  Past 5 Years                                        15.5%                10.1%
  Projected 5 Years 1                                 15.2                 13.2


Dividend Growth Rate
  Past 5 Years                                        12.8                  0.7
  Projected 5 Years 2                                 11.0                  0.7

Return on Equity
  Past 5 Years                                        21.6                 21.6

Long-Term Debt as
Percent of Capital                                    29.4                 34.6

P/E Ratio (12-month forward
projected earnings) 1                                17.5X                16.7X

1 Source data: IBES.
2 Source data: Value Line.
Forecasts are in no way indicative of future investment returns.


In the first half of 2002, we added to media names, believing there would be an improvement in the U.S. advertising industry later in the year. By year-end, we were rewarded with significant gains in Omnicom and Clear Channel Communications, two of the fund's best performers in the second half. Both companies executed their business plans well and provided solid earnings results. Because we believed that broadcasters would perform well, we opportunistically added to several positions in the second half. Direct broadcast satellite provider EchoStar Communications was among our top purchases and contributors in the last six months. The company is competitively positioned and management is focused on strengthening the balance sheet and creating shareholder value. We are pleased that the company was able to gain market share in a difficult environment, and believe that the dynamics of the cable industry favor satellite growth.

The technology and telecom sectors were extremely volatile in 2002. In spite of significantly lower price/earnings multiples across all sectors of the market, technology remained relatively expensive. During the summer, as valuations began to appear more reasonable, we took advantage of opportunities to add to these sectors. We increased our exposure to Internet stocks with the purchase of Yahoo!. The company generates strong cash flow and is the dominant player in the paid-search business. As online ad and commerce business improves, we expect the stock to perform well. We increased our telecom services exposure with the purchase of Nextel Communications, which aided second-half results. Vodafone was also a good second-half contributor. The company continues to execute well in the U.K. market, where it generates a significant portion of its earnings and cash flow. The firm's expansion efforts are focused on the U.S. market, which we believe will boost earnings and cash flow.

LINE GRAPH:  Growth Stock Fund P/E Relative to the S&P 500 P/E
--------------------------------------------------------------------------------
         Growth Stock Fund

12/77             1.215
                  1.219
                  1.263
                  1.193
12/78             1.145
                  1.090
                  1.118
                  1.061
12/79             1.025
                  1.088
                  1.111
                  1.195
12/80             1.295
                  1.313
                  1.312
                  1.426
12/81             1.267
                  1.235
                  1.186
                  1.286
12/82             1.483
                  1.522
                  1.424
                  1.500
12/83             1.473
                  1.264
                  1.233
                  1.103
12/84             1.185
                  1.196
                  1.216
                  1.171
12/85             1.226
                  1.204
                  1.163
                  1.122
12/86             1.106
                  1.108
                  1.000
                  1.063
12/87             1.024
                  0.992
                  1.066
                  1.105
12/88             1.191
                  1.207
                  1.153
                  1.209
12/89             1.028
                  1.000
                  1.035
                  0.944
12/90             0.985
                  1.072
                  1.007
                  1.026
12/91             1.144
                  1.152
                  1.019
                  1.019
12/92             1.122
                  1.054
                  1.055
                  1.072
12/93             1.149
                  1.086
                  1.118
                  1.170
12/94             1.316
                  1.196
                  1.145
                  1.130
12/95             1.133
                  1.147
                  1.090
                  1.120
12/96             1.085
                  1.074
                  1.016
                  1.025
12/97             0.950
                  0.986
                  1.005
                  0.967
12/98             1.019
                  1.019
                  1.046
                  1.086
12/99             1.067
                  1.111
                  1.260
                  1.077
12/00             1.363
                  1.202
                  1.212
                  1.038
12/01             1.124
                  1.169
                  1.146
                  1.088
12/02             0.937

This chart shows the history of the average (unweighted) price/earnings (P/E) ratio of the fund's U.S. portfolio companies compared with the P/E ratio of the S&P 500 Stock Index. The line labeled 1.0 represents the P/E ratio of the S&P 500 while the dark blue line is the fund's P/E relative to the S&P 500. As of December 31, 2002, the fund's P/E ratio was 19.4 versus 20.7 for the index, or 6% lower than the S&P 500's P/E ratio.

Conditions favor an economic recovery in 2003, and we positioned the portfolio to benefit from rising, or at least stable, consumer spending. To that end, we initiated a position in Carnival. We think demographics favor the cruise line industry, and Carnival will emerge as a dominant player as the group consolidates. While short-term struggles exist due to the recent rash of onboard illnesses, we believe the company is well positioned for the long term. We also added to household-products manufacturer Unilever, which, through a 2001 business reorganization, has increasingly focused on high-margin personal products. Although consumer staples companies typically do not exhibit the growth characteristics we favor, we believe Unilever is positioned to post double-digit earnings gains for the next several years.


INVESTMENT OUTLOOK

While many companies' revenue growth fell during 2002, most continued to produce strong cash flow. As a fund shareholder, you own a part of Citigroup, Pfizer, Freddie Mac, and UnitedHealth Group-industry leaders that have historically been solid revenue and cash flow generators. The price the market is paying for these top-flight growth stocks is much lower than last year. Our conviction in these companies' and their performance over a business cycle is as high as ever. We think that investors who maintain a long-term focus and can withstand the market's doubt will be rewarded.

We believe that the economy will continue to improve, although the prospect of war may delay this improvement. Interest rates are low, and the Bush administration is proposing an aggressive stimulus package to spark the economy. The bubble of 1999 has burst and healing has begun. Interest rates may tick up in 2003, but we do not believe that a small rise in rates will hinder improvement in corporate profits and earnings. In general, we look for moderate but positive returns. "Investor trust" is the wild card in the equation. If it returns, near-term market performance may prove quite strong. If doubt remains or worsens, we could again experience a difficult environment.

We are certainly humbled by our recent performance and will continue to work diligently on your behalf to find and hold companies that offer solid growth over the next several years.
Respectfully submitted,

Robert W. Smith
Chairman of the fund's Investment Advisory Committee

January 15, 2003

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.



T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                           Percent of
                                                           Net Assets
                                                             12/31/02
--------------------------------------------------------------------------------
Citigroup                                                         4.0%
Freddie Mac                                                       3.3
UnitedHealth Group                                                3.2
Pfizer                                                            3.1
First Data                                                        3.0
--------------------------------------------------------------------------------
Microsoft                                                         2.8
American International Group                                      2.1
Vodafone                                                          2.0
Affiliated Computer Services                                      1.9
Target                                                            1.8
--------------------------------------------------------------------------------
Johnson & Johnson                                                 1.8
GE                                                                1.6
Viacom                                                            1.5
Home Depot                                                        1.5
Cisco Systems                                                     1.4
--------------------------------------------------------------------------------
Liberty Media                                                     1.3
WellPoint Health Networks                                         1.3
Tyco International                                                1.3
Comcast                                                           1.3
Exxon Mobil                                                       1.2
--------------------------------------------------------------------------------
HCA                                                               1.2
Merrill Lynch                                                     1.1
U.S. Bancorp                                                      1.1
Univision Communications                                          1.1
Mellon Financial                                                  1.1
--------------------------------------------------------------------------------
Total                                                            47.0%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.



T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES

Listed in descending order of size


6 Months Ended 12/31/02

Ten Largest Purchases
--------------------------------------------------------------------------------
Unilever*
Carnival*
Danaher*
Yahoo!*
Travelers Property Casualty*
Compass Group*
State Street
Fiserv
Amgen
EchoStar Communications


Ten Largest Sales
--------------------------------------------------------------------------------
Wyeth
UPS
QUALCOMM
Goldman Sachs Group**
Texas Instruments**
Philip Morris
AT&T**
Fifth Third Bancorp
Lexmark International**
Eli Lilly**

*    Position added

**   Position eliminated



T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


LINE GRAPH:  GROWTH STOCK FUND
--------------------------------------------------------------------------------
SEC Mountain Chart

                     S&P 500                   Growth
                     Stock Index               Stock Fund

12/31/92             10000                     10000
12/31/93             11008                     11556
12/31/94             11153                     11658
12/31/95             15345                     15268
12/31/96             18868                     18582
12/31/97             25163                     23519
12/31/98             32354                     29965
12/31/99             39162                     36602
12/31/00             35595                     36701
12/31/01             31364                     33108
12/31/02             24432                     25494

Note: Performance for the Advisor and R Class will vary due to the differing fee structure.
See returns table below and Performance Comparison table on page 1.


Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended                                                 Since    Inception
12/31/02                    1 Year   5 Years   10 Years   Inception         Date
--------------------------------------------------------------------------------
Growth Stock Fund          -23.00%     1.63%      9.81%          --           --

Growth Stock Fund-Advisor
Class                      -23.16        --         --      -23.16%     12/31/01

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.



T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------


Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

Growth Stock shares

                    Year
                   Ended
                12/31/02    12/31/01    12/31/00    12/31/99    12/31/98

NET ASSET VALUE

Beginning of
period         $   24.18   $   27.20   $   33.27   $   32.07   $   28.99

Investment activities

  Net investment
  income (loss)     0.05        0.09        0.07        0.11        0.22

  Net realized
  and unrealized
  gain (loss)      (5.61)      (2.76)       0.21        6.61        7.38

  Total from
  investment
  activities       (5.56)      (2.67)       0.28        6.72        7.60


Distributions

  Net investment
  income           (0.04)      (0.08)      (0.07)      (0.10)      (0.25)

  Net realized
  gain              --         (0.27)      (6.28)      (5.42)      (4.27)

  Total
  distributions    (0.04)      (0.35)      (6.35)      (5.52)      (4.52)


NET ASSET VALUE

End of period  $   18.58   $   24.18   $   27.20   $   33.27   $   32.07
--------------------------------------------------------------------------------

Ratios/Supplemental Data

Total return^     (23.00)%     (9.79)%      0.27%      22.15%      27.41%

Ratio of total
expenses to average
net assets          0.77%       0.77%       0.73%       0.74%       0.74%

Ratio of net
investment income
(loss) to average
net assets          0.23%       0.34%       0.20%       0.31%       0.67%

Portfolio turnover
rate                46.9%       64.1%       74.3%       55.8%       54.8%

Net assets,
end of period
(in millions)  $   3,728   $   4,685   $   5,428   $   5,672   $   5,041

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------


Financial Highlights               For a share outstanding throughout the period
--------------------------------------------------------------------------------

Growth Stock-Advisor Class shares


                                                                 Year
                                                                Ended
                                                             12/31/02

NET ASSET VALUE

Beginning of period                                        $    24.18

Investment activities
  Net investment income                                          0.01*
  Net realized and
  unrealized gain (loss)                                        (5.61)
Total from investment activities                                (5.60)


Distributions
  Net investment income                                         (0.04)


NET ASSET VALUE
End of period                                              $    18.54
                                                           ----------

Ratios/Supplemental Data

Total return^                                                  (23.16)%*

Ratio of total expenses
to average net assets                                            1.10%*

Ratio of net investment
income (loss) to average
net assets                                                       0.00%*

Portfolio turnover rate                                          46.9%

Net assets, end of period
(in thousands)                                             $      541


^ Total return reflects the rate that an investor would have earned on an investment in the fund during the period, assuming reinvestment of all distributions.

* Excludes expenses in excess of a 1.10% contractual expense limitation in effect through 12/31/03. The accompanying notes are an integral part of these financial statements.



T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------


Financial Highlights               For a share outstanding throughout the period
--------------------------------------------------------------------------------

Growth Stock-R Class shares

                                                              9/30/02
                                                              Through
                                                             12/31/02

NET ASSET VALUE

Beginning of period                                        $    17.20

Investment activities
  Net investment income                                         (0.01)
  Net realized and
  unrealized gain (loss)                                         1.41**

Total from investment activities                                 1.40


Distributions
  Net investment income                                         (0.04)

NET ASSET VALUE

End of period                                              $    18.56
                                                           ----------


Ratios/Supplemental Data

Total return^                                                    8.14%

Ratio of total expenses
to average net assets                                            1.26%!

Ratio of net investment
income (loss) to average
net assets                                                      (0.17)%!

Portfolio turnover rate                                          46.9%

Net assets, end of period
(in thousands)                                             $      108

^ Total return reflects the rate that an investor would have earned on an investment in the fund during the period, assuming reinvestment of all distributions.

** The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

!    Annualized

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------
                                                               December 31, 2002



Statement of Net Assets                             Shares                Value
--------------------------------------------------------------------------------
                                                                   In thousands


Common Stocks  97.4%

CONSUMER DISCRETIONARY  19.6%

Automobiles  0.8%

Harley-Davidson                                    608,400      $        28,108
                                                                         28,108


Hotels, Restaurants & Leisure  2.3%

Carnival                                         1,075,000               26,821
Compass Group (GBP)                              5,075,000               26,955
MGM Mirage *                                       531,873               17,536
Starbucks *                                        800,000               16,304
                                                                         87,616


Internet & Catalog Retail  0.9%

USA Interactive *                                1,400,000               32,088
                                                                         32,088


Media  9.0%

AOL Time Warner *                                1,870,000               24,497
Clear Channel Communications *                     969,100               36,138
Comcast, Class A *                               2,070,000               46,761
Disney                                           1,300,000               21,203
EchoStar Communications, Class A *               1,395,000               31,053
Liberty Media, Class A *                         5,522,400               49,370
Omnicom                                            475,000               30,685
Univision Communications, Class A *              1,634,300               40,040
Viacom, Class B *                                1,390,524               56,678
                                                                        336,425


Multiline Retail  4.0%

Kohl's *                                           440,000               24,618
Target                                           2,248,900               67,467
Wal-Mart                                           720,000               36,367
Wal-Mart de Mexico (MXN)                         3,925,000                8,965
Wal-Mart de Mexico ADR                             590,000               13,220
                                                                        150,637


Specialty Retail  2.6%

Best Buy *                                         830,000               20,045
Home Depot                                       2,270,000               54,389
Inditex (EUR)                                      955,400               22,553
                                                                         96,987

Total Consumer Discretionary                                            731,861


CONSUMER STAPLES  6.5%

Beverages  2.1%

Ambev (BRL)                                     68,000,000      $        10,373
Anheuser-Busch                                     590,000               28,556
Coca-Cola                                          500,000               21,910
PepsiCo                                            435,000               18,365
                                                                         79,204


Food & Drug Retailing  1.9%

Royal Ahold (EUR)                                  657,000                8,337
Safeway *                                          200,000                4,672
Sysco                                            1,063,000               31,667
Walgreen                                           885,000               25,833
                                                                         70,509


Food Products  1.8%

General Mills                                      770,000               36,152
Unilever (GBP)                                   3,000,000               28,536
                                                                         64,688


Tobacco  0.7%

Philip Morris                                      654,800               26,539
                                                                         26,539

Total Consumer Staples                                                  240,940


ENERGY  3.6%

Energy Equipment & Services  1.6%

Baker Hughes                                     1,055,000               33,960
Schlumberger                                       575,000               24,202
                                                                         58,162


Oil & Gas  2.0%

ChevronTexaco                                      440,000               29,251
Exxon Mobil                                      1,331,374               46,519
                                                                         75,770

Total Energy                                                            133,932


FINANCIALS  20.8%

Banks 3.2%

Fifth Third Bancorp                                144,000                8,431
Mellon Financial                                 1,500,000               39,165
Northern Trust                                     460,000      $        16,123
U.S. Bancorp                                     1,900,000               40,318
Wells Fargo                                        350,000               16,405
                                                                        120,442


Diversified Financials  11.3%

Citigroup                                        4,210,000              148,150
Fannie Mae                                         500,400               32,191
Freddie Mac                                      2,075,000              122,529
Merrill Lynch                                    1,070,000               40,606
Morgan Stanley                                     450,000               17,964
SLM Corporation                                    255,000               26,484
State Street                                       904,000               35,256
                                                                        423,180


Insurance  6.3%

ACE Limited                                        807,900               23,704
American International Group                     1,380,000               79,833
Berkshire Hathaway, Class A *                          230               16,732
Hartford Financial Services Group                  688,000               31,256
Marsh & McLennan                                   460,000               21,257
Progressive Corporation                            205,000               10,174
Travelers Property Casualty, Class A *           1,840,000               26,956
XL Capital, Class A                                300,000               23,175
                                                                        233,087

Total Financials                                                        776,709


HEALTH CARE  18.7%

Biotechnology  1.8%
Amgen *                                            800,000               38,672
MedImmune *                                      1,003,900               27,276
                                                                         65,948


Health Care Equipment & Supplies  1.1%

Baxter International                             1,089,200               30,497
Waters Corporation *                               501,000               10,912
                                                                         41,409


Health Care Providers & Services  7.0%

AmerisourceBergen                                  241,600               13,122
Cardinal Health                                    600,000               35,514
HCA                                              1,100,000               45,650
UnitedHealth Group                               1,419,400      $       118,520
WellPoint Health Networks *                        670,000               47,677
                                                                        260,483


Pharmaceuticals  8.8%

Abbott Laboratories                                830,000               33,200
Biovail *                                          554,100               14,634
Johnson & Johnson                                1,230,000               66,063
Pfizer                                           3,780,000              115,555
Pharmacia                                          795,000               33,231
Sanofi-Synthelabo (EUR)                            500,000               30,543
Wyeth                                            1,000,000               37,400
                                                                        330,626

Total Health Care                                                       698,466


INDUSTRIALS & BUSINESS SERVICES  12.8%

Aerospace & Defense  0.3%

Honeywell International                            443,800               10,651
                                                                         10,651


Air Freight & Logistics  0.4%

UPS, Class B                                       220,000               13,878
                                                                         13,878

Commercial Services & Supplies  7.7%

Apollo Group, Class A *                            830,000               36,520
Automatic Data Processing                          345,000               13,541
Cendant *                                        3,100,000               32,488
Concord EFS *                                    1,530,000               24,082
First Data                                       3,145,000              111,365
Fiserv *                                           900,000               30,555
Paychex                                            354,200                9,882
Securitas, Series B (SEK)                        2,355,000               28,171
                                                                        286,604


Industrial Conglomerates  3.2%

GE                                               2,520,000               61,362
Hutchison Whampoa (HKD)                          1,980,000               12,390
Tyco International                               2,778,100               47,450
                                                                        121,202

Machinery  1.2%

Danaher                                            450,000      $        29,565
Deere                                              340,000               15,589
                                                                         45,154

Total Industrials & Business Services                                   477,489


INFORMATION TECHNOLOGY  11.8%

Communications Equipment  1.9%

Cisco Systems *                                  3,850,000               50,435
Nokia ADR                                          350,000                5,425
QUALCOMM *                                         425,000               15,466
                                                                         71,326


Computer Peripherals  0.9%

Dell Computer *                                  1,225,000               32,756
                                                                         32,756


Electronic Equipment & Instruments  0.2%

Flextronics *                                      928,600                7,605
                                                                          7,605


Internet Software & Services  0.7%

Yahoo! *                                         1,470,000               24,034
                                                                         24,034


IT Consulting & Services  2.9%

Accenture, Class A *                             1,100,000               19,789
Affiliated Computer Services, Class A *          1,373,400               72,310
SunGard Data Systems *                             750,000               17,670
                                                                        109,769


Semiconductor Equipment & Products  1.8%

Analog Devices *                                   920,000               21,960
Intel                                              535,500                8,338
Maxim Integrated Products                          438,400               14,485
Samsung Electronics (KRW)                           84,000               22,238
                                                                         67,021


Software  3.4%

Adobe Systems                                      526,100               13,048
Microsoft *                                      2,034,800              105,199
VERITAS Software *                                 485,000                7,576
                                                                        125,823

Total Information Technology                                            438,334


TELECOMMUNICATION SERVICES  2.6%

Wireless Telecommunication Services  2.6%

China Mobile (Hong Kong) (HKD) *                       100      $             0
Nextel Communications, Class A *                 1,210,000               13,976
NTT DoCoMo (JPY)                                     5,280                9,737
Vodafone (GBP)                                  33,705,000               61,436
Vodafone ADR                                       740,300               13,414

Total Telecommunication Services                                         98,563

Total Miscellaneous Common Stocks  1.0%                                  35,600

Total Common Stocks (Cost  $3,332,802)                                3,631,894

Short-Term Investments  2.6%

Money Market Fund  2.6%

T. Rowe Price Reserve
Investment Fund, 1.53% #                        99,098,652               99,099

Total Short-Term Investments (Cost  $99,099)                             99,099




                                                                         Value
--------------------------------------------------------------------------------
                                                                   In thousands

Total Investments in Securities
100.1% of Net Assets (Cost $3,431,901)                          $     3,730,993

Other Assets Less Liabilities                                            (1,913)

NET ASSETS                                                      $     3,729,080
                                                                ---------------

Net Assets Consist of:

Undistributed net investment
income (loss)                                                   $           601


Undistributed net realized
gain (loss)                                                            (659,093)

Net unrealized gain (loss)                                              299,119

Paid-in-capital applicable to
200,656,809 shares of $1.00 par
value capital stock outstanding;
300,000,000 shares authorized                                         4,088,453

NET ASSETS                                                      $     3,729,080
                                                                ---------------

NET ASSET VALUE PER SHARE

Growth Stock shares
($3,728,430,393/200,621,807
shares outstanding)                                             $         18.58
                                                                ---------------

Growth Stock-Advisor Class shares
($540,980/29,176 shares outstanding)                            $         18.54
                                                                ---------------

Growth Stock-R Class shares
($108,152/5,826 shares outstanding)                             $         18.56
                                                                ---------------
#    Seven-day yield
*    Non-income producing
ADR  American Depository Receipts
BRL  Brazilian real
EUR  Euro
GBP  British pound
HKD  Hong Kong dollar
JPY  Japanese yen
KRW  South Korean won
MXN  Mexican peso
SEK  Swedish Krone

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------


Statement of Operations
--------------------------------------------------------------------------------
In thousands


                                                                 Year
                                                                Ended
                                                             12/31/02

Investment Income (Loss)

Income
  Dividend                                                 $   38,430
  Interest                                                      2,226
  Total income                                                 40,656

Expenses
  Investment management                                        23,442
  Shareholder servicing
    Growth Stock shares                                         7,241
    Growth Stock-Advisor Class shares                               1
  Custody and accounting                                          364
  Prospectus and shareholder reports
  Growth Stock shares                                             275
  Growth Stock-Advisor Class shares                                 1
  Registration                                                    108
  Proxy and annual meeting                                         77
  Directors                                                        28
  Legal and audit                                                  20
  Miscellaneous                                                    29
  Total expenses                                               31,586
  Expenses paid indirectly                                       (323)
  Net expenses                                                 31,263
Net investment income (loss)                                    9,393

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                 (306,799)
  Written options                                                 574
  Foreign currency transactions                                  (743)
  Net realized gain (loss)                                   (306,968)

Change in net unrealized gain (loss)
  Securities                                                 (803,796)
  Other assets and liabilities
  denominated in foreign currencies                                45
  Change in net unrealized gain (loss)                       (803,751)
Net realized and unrealized gain (loss)                    (1,110,719)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $(1,101,326)
                                                           -----------

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands


                                                      Year
                                                     Ended
                                                  12/31/02             12/31/01

Increase (Decrease) in Net Assets

Operations

  Net investment
  income (loss)                            $         9,393      $        16,461

  Net realized
  gain (loss)                                     (306,968)            (352,066)

  Change in net
  unrealized gain
  (loss)                                          (803,751)            (205,982)

  Increase (decrease)
  in net assets
  from operations                               (1,101,326)            (541,587)


Distributions to shareholders

  Net investment income

    Growth Stock shares                             (8,028)             (15,356)

    Growth Stock-Advisor
    Class shares                                        (1)                  --

  Net realized gain

  Growth Stock shares                                 --                (51,744)

  Decrease in net
  assets from
  distributions                                     (8,029)             (67,100)


Capital share transactions *

  Shares sold

    Growth Stock shares                            849,856              459,860

    Growth Stock-Advisor
    Class shares                                       570                  100

    Growth Stock-R
    Class shares                                       100                   --


  Distributions reinvested

    Growth Stock shares                              7,525               63,231

    Growth Stock-Advisor
    Class shares                                         1                   --


  Shares redeemed

    Growth Stock shares                           (704,362)            (657,967)

    Growth Stock-Advisor
    Class shares                                       (91)                  --

  Increase (decrease)
  in net assets from
  capital share
  transactions                                     153,599             (134,776)

  Net Assets

  Increase (decrease)
  during period                                   (955,756)            (743,463)

  Beginning of period                            4,684,836            5,428,299

  End of period                            $     3,729,080      $     4,684,836
--------------------------------------------------------------------------------



                                                      Year
                                                     Ended
                                                  12/31/02             12/31/01

*Share information

  Shares sold

    Growth Stock shares                             41,228               18,719

    Growth Stock-Advisor
    Class shares                                        30                    4

    Growth Stock-Class shares                            6

  Distributions reinvested

    Growth Stock shares                                399                2,666


  Shares redeemed

    Growth Stock shares                            (34,752)             (27,224)

    Growth Stock-Advisor
    Class shares                                        (5)                  --

Increase (decrease)
in shares outstanding                                6,906               (5,835)

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------
                                                               December 31, 2002


Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Growth Stock Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth and, secondarily, increasing dividend income through investments in the common stocks of well-established growth companies. The fund has three classes of shares: Growth Stock Fund, offered since April 11, 1950, Growth Stock Fund-Advisor Class (Advisor Class), offered since December 31, 2001, and Growth Stock Fund-R Class (R Class), which was first offered on September 30, 2002. Advisor Class shares are offered only through brokers and other financial intermediaries and R Class shares are only available to small retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution and certain administrative services. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to all classes, and, in all other respects, the same rights and obligations as the other classes.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices for domestic securities and the last quoted sale price for international securities. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. In the absence of a last sale price, purchased and written options are valued at the mean of the closing bid and ask prices.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution and administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class's average net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Expenses Paid Indirectly Certain security trades are directed to brokers who have agreed to rebate a portion of the related commission to the fund to pay fund expenses. Additionally, credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Total expenses in the accompanying statement of operations are presented before reduction for rebates and credits, which totaled $322,000 and $1,000, respectively, for the year ended December 31, 2002.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.


NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Options Call and put options give the holder the right to purchase or sell, respectively, a security at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Transactions in options written and related premiums received during the year ended December 31, 2002, were as follows:


--------------------------------------------------------------------------------
                                                 Number of
                                                 Contracts             Premiums

Outstanding at beginning of period                    --        $          --

Written                                              4,000            1,466,000

Exercised                                           (1,000)            (276,000)

Closed                                              (3,000)          (1,190,000)

Outstanding at end of period                          --        $          --
--------------------------------------------------------------------------------

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $2,092,748,000 and $1,880,385,000, respectively, for the year ended December 31, 2002.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted.
Distributions during the year ended December 31, 2002 totaled $8,029,000 and were characterized as ordinary income for tax purposes. At December 31, 2002, the tax-basis components of net assets were as follows:


--------------------------------------------------------------------------------
Unrealized appreciation                                    $686,901,000

Unrealized depreciation                                    (458,110,000)

Net unrealized appreciation
(depreciation)                                              228,791,000

Undistributed ordinary income                                   601,000

Capital loss carryforwards                                 (588,765,000)

Paid-in capital                                           4,088,453,000

Net assets                                               $3,729,080,000


Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. Consequently, $70,328,000 of realized losses reflected in the accompanying financial statements will not be recognized for tax purposes until 2003. The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. As of December 31, 2002, the fund had $352,727,000 of capital loss carryforwards that expire in 2009, and $236,038,000 that expire in 2010.

For the year ended December 31, 2002, the fund recorded the following permanent reclassifications to reflect tax character. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------
Undistributed net investment income                        $ (763,000)

Undistributed net realized gain                               764,000

Paid-in capital                                                (1,000)


At December 31, 2002, the cost of investments for federal income tax purposes was $3,502,229,000.


NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.25% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At December 31, 2002, the effective annual group fee rate was 0.32%, and investment management fee payable totaled $1,854,000.

Through December 31, 2003 for the Advisor Class and through April 30, 2004 for the R Class, the manager has agreed to bear any expenses that would cause the class's ratio of total expenses to average net assets (expense ratio) to exceed 1.10% and 1.35%, respectively. Thereafter, through December 31, 2005 for the Advisor Class and through April 30, 2006 for the R Class, the class is required to reimburse the manager for these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed 1.10% and 1.35%, respectively. Pursuant to these agreements, $1,000 of the Advisor Class's expenses were borne by the manager for the year ended December 31, 2002. At December 31, 2002, Advisor Class expenses in the amount of $1,000 remain subject to reimbursement through December 31, 2005.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Growth Stock share class. Expenses incurred pursuant to these service agreements totaled $5,522,000 for the year ended December 31, 2002, of which $429,000 was payable at period-end.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate, special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended December 31, 2002, the Growth Stock class was allocated $434,000 of Spectrum Funds' expenses and $40,000 of Retirement Funds' expenses under these agreements. Of these amounts, $334,000 related to services provided by Price and $100,000 was payable at period-end. At December 31, 2002, approximately 4.7% of the outstanding shares of the Growth Stock class were held by the Spectrum Funds and 0.1% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2002, totaled $2,225,000 and are reflected as interest income in the accompanying Statement of Operations.



T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of T. Rowe Price Growth Stock Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Growth Stock Fund, Inc. (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with custodians, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
January 21, 2003



T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 12/31/02

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For corporate shareholders, $8,629,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.



T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------

About the Fund's Directors and Officers


Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.


Independent Directors


Name
(Date of Birth)                 Principal Occupation(s) During Past 5 Years and
Year Elected*                   Directorships of Other Public Companies
--------------------------------------------------------------------------------
Anthony W. Deering              Director, Chairman of the Board, President, and
(1/28/45)                       Chief Executive Officer, The Rouse Company, real
2001                            estate developers

Donald W. Dick, Jr.             Principal, EuroCapital Advisors, LLC, an
(1/27/43)                       acquisition and management advisory firm
1980

David K. Fagin                  Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                        Golden Star Resources Ltd., and Canyon Resources
1994                            Corp. (5/00 to present); Chairman and President,
                                Nye Corp.

F. Pierce Linaweaver            President, F. Pierce Linaweaver & Associates,
(8/22/34)                       Inc., consulting environmental and civil
2001                            engineers

Hanne M. Merriman               Retail Business Consultant; Director, Ann Taylor
(11/16/41)                      Stores Corp., Ameren Corp., Finlay Enterprises,
1994                            Inc., The Rouse Company, and US Airways Group,
                                Inc.

John G. Schreiber               Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                      a real estate investment company; Senior Advisor
2001                            and Partner, Blackstone Real Estate Advisors,
                                L.P.; Director, AMLI Residential Properties
                                Trust, Host Marriott Corp., and The Rouse
                                Company

Hubert D. Vos                   Owner/President, Stonington Capital Corp., a
(8/2/33)                        private investment company
1994

Paul M. Wythes                  Founding Partner, Sutter Hill Ventures, a
(6/23/33)                       venture capital limited partnership, providing
1994                            equity capital to young high-technology
                                companies throughout the United States;
                                Director, Teltone Corp.
--------------------------------------------------------------------------------
*Each independent director oversees 105 T. Rowe Price portfolios and serves until the election of a successor.


Inside Directors


Name
(Date of Birth)
Year Elected*
[Number of T. Rowe Price        Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]            Directorships of Other Public Companies
--------------------------------------------------------------------------------
James A.C. Kennedy              Director and Vice President, T. Rowe Price and
(8/15/53)                       T. Rowe Price Group, Inc.
1997
[37]

James S. Riepe                  Director and Vice President, T. Rowe Price; Vice
(6/25/43)                       Chairman of the Board, Director, and Vice
1982                            President, T. Rowe Price Group, Inc.; Chairman
[105]                           of the Board and Director, T. Rowe Price Global
                                Asset Management Limited, T. Rowe Price
                                Investment Services, Inc., T. Rowe Price
                                Retirement Plan Services, Inc., and T. Rowe
                                Price Services, Inc.; Chairman of the Board,
                                Director, President, and Trust Officer, T. Rowe
                                Price Trust Company; Director, T. Rowe Price
                                International, Inc., and T. Rowe Price Global
                                Investment Services Limited; Chairman of the
                                Board, Growth Stock Fund

M. David Testa                  Chief Investment Officer, Director, and Vice
(4/22/44) 1984                  President, T. Rowe Price; Vice Chairman of the
[105]                           Board, Chief Investment Officer, Director, and
                                Vice President, T. Rowe Price Group, Inc.;
                                Director, T. Rowe Price Global Asset Management
                                Limited, T. Rowe Price Global Investment
                                Services Limited, and T. Rowe Price
                                International, Inc.; Director and Vice
                                President, T. Rowe Price Trust Company
--------------------------------------------------------------------------------
*Each inside director serves until the election of a successor.



Officers
--------------------------------------------------------------------------------
Name (Date of Birth)
Title and Fund(s) Served                Principal Occupation(s)
--------------------------------------------------------------------------------
Carol G. Bartha (1/4/42)                Employee, T. Rowe Price
Assistant Vice President,
Growth Stock Fund

Joseph A. Carrier (12/30/60)            Vice President, T. Rowe Price, T. Rowe
Treasurer, Growth Stock Fund            Price Group, Inc., and T. Rowe Price
                                        Investment Services, Inc.

Giri Devulapally (11/18/67)             Vice President, T. Rowe Price and
Vice President, Growth Stock Fund       T. Rowe Price Group, Inc.


Anna M. Dopkin (9/5/67)                 Vice President, T. Rowe Price and
Vice President, Growth Stock Fund       T. Rowe Price Group, Inc.

John R. Ford (11/25/57)                 Vice President, T. Rowe Price and
Vice President, Growth Stock Fund       T. Rowe Price Group, Inc.; Chief
                                        Investment Officer, Director, and Vice
                                        President, T. Rowe Price International,
                                        Inc.

Robert N. Gensler (10/18/57)            Vice President, T. Rowe Price and
Vice President, Growth Stock Fund       T. Rowe Price Group, Inc.

Henry H. Hopkins (12/23/42)             Director and Vice President, T. Rowe
Vice President, Growth Stock Fund       Price Group, Inc., T. Rowe Price
                                        Investment Services, Inc., T. Rowe Price
                                        Services, Inc., and T. Rowe Price Trust
                                        Company; Vice President, T. Rowe Price,
                                        T. Rowe Price International, Inc., and
                                        T. Rowe Price Retirement Plan Services,
                                        Inc.

Kris H. Jenner (2/5/62)                 Vice President, T. Rowe Price and
Vice President, Growth Stock Fund       T. Rowe Price Group, Inc.


J. Jeffrey Lang (1/10/62)               Vice President, T. Rowe Price and
Vice President, Growth Stock Fund       T. Rowe Price Trust Company

Patricia B. Lippert (1/12/53)           Assistant Vice President, T. Rowe Price
Secretary, Growth Stock Fund            and T. Rowe Price Investment Services,
                                        Inc.

David S. Middleton (1/18/56)            Vice President, T. Rowe Price, T. Rowe
Controller, Growth Stock Fund           Price Group, Inc., and T. Rowe Price
                                        Trust Company


D. James Prey III (11/26/59)            Vice President, T. Rowe Price and
Vice President, Growth Stock Fund       T. Rowe Price Group, Inc.

Larry J. Puglia (8/25/60)               Vice President, T. Rowe Price and
Vice President, Growth Stock Fund       T. Rowe Price Group, Inc.

Robert W. Sharps (6/10/71)              Vice President, T. Rowe Price and
Executive Vice President,               T. Rowe Price Group, Inc.
Growth Stock Fund

Robert W. Smith (4/11/61)               Vice President, T. Rowe Price, T. Rowe
President, Growth Stock Fund            Price Group, Inc., and T. Rowe Price
                                        International, Inc.
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Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe
Price International for at least five years.



T. Rowe Price Investment Services and Information
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Investment Services and Information

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.


ACCOUNT SERVICES

Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

Automatic Investing. From your bank account or paycheck.

Automatic Withdrawal. Scheduled, automatic redemptions.

IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.


BROKERAGE SERVICES *

Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


INVESTMENT INFORMATION

Consolidated Statement. Overview of all of your accounts.

Shareholder Reports. Manager reviews of their strategies and results.

T. Rowe Price Report. Quarterly investment newsletter.

Performance Update. Quarterly review of all T. Rowe Price fund results.

Insights. Educational reports on investment strategies and markets.

Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.



T. Rowe Price Web Services
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www.troweprice.com


ACCOUNT INFORMATION

Account Access allows you to access, in a secure environment, all of your T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure T. Rowe Price Account Access site.


FINANCIAL TOOLS AND CALCULATORS

College Investment Calculator. This interactive tool allows you to estimate simultaneously the college costs for as many as five children.

Morningstar(registered trademark) Portfolio Tracker(servicemark). See how your investments are performing at any time. After you enter ticker symbols for your stocks and mutual funds, Portfolio Tracker provides information on prices, market value, and any applicable Morningstar ratings.

Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for you.

Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.


INVESTMENT TRACKING AND INFORMATION

My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

Morningstar(registered trademark) Portfolio Watchlist(servicemark). Like the Portfolio Tracker, the Watchlist allows you to see how your investments are performing. After entering your ticker symbols, the Watchlist automatically provides you with prices, price changes in dollars and percentages, target highs and lows, and target volume.

Morningstar(registered trademark) Portfolio X-Ray(servicemark). This comprehensive tool goes below the surface to give you an in-depth examination of all your investments. It analyzes your portfolio by asset allocation, stock sector, fees and expenses, stock statistics, world regions, and top holdings.



T. Rowe Price College Planning
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College Planning

With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

T. Rowe Price College Savings Plan. This national "529" plan is sponsored by the Education Trust of Alaska and designed to help families prepare for college education costs. The Plan, which is open to any U.S. resident, allows participants to invest up to a maximum account balance of $250,000 for a person's education. With systematic investing, you can invest as little as $50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses. We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

Education Savings Accounts (formerly Education IRAs). This education investment account allows individuals to invest a total of $2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions. Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

College Investment Calculator. This Web-based application helps you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

College Planning Basics. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.



T. Rowe Price Planning Tools and Services
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T. Rowe Price Retirement Services

T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.


PLANNING TOOLS AND SERVICES

T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

Rollover Investment Service* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.


INVESTMENT VEHICLES
Individual Retirement Accounts (IRAs)
No-Load Variable Annuities
Small Business Retirement Plans

* Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.



T. Rowe Price Mutual Funds
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STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value*
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Retirement 2010


BLENDED ASSET FUNDS
(continued)

Retirement 2020
Retirement 2030
Retirement 2040
Retirement Income
Tax-Efficient Balanced


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
Inflation Protected Bond
New Income*
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income*
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond


MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money


Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money


INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income*
International Stock*
Japan
Latin America
New Asia
Spectrum International
Bond
Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

!    Closed to new investors.

!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

LOGO: T. Rowe Price, Invest With Confidence (registered trademark)

T. Rowe Price Investment Services, Inc. 100 East Pratt Street
Baltimore, MD 21202
29093                                                          F40-050  12/31/02